UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2025

WHITEFIBER, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42780	61-2222606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

31 Hudson Yards, Floor 11, Suite 30

New York, NY 10001

(212) 463-5121

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	WYFI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 22, 2025, Enovum NC-1 Bidco, LLC (“Enovum”), a wholly-owned subsidiary of WhiteFiber, Inc. (the “Company”), entered into a master services agreement (the “Services Agreement”) with Nscale Services US Inc. and Nscale Global Holdings Limited (together, the “Customer”) pursuant to which Enovum agreed to provide certain services (the “Services”), as set forth in a service order(s) (each, a “Service Order”), to the Customer at Enovum’s colocation facility located in Madison, North Carolia, or the NC-1 Facility. The Services Agreement provides the customer a non-exclusive license to access the NC-1 Facility and exclusive access to use and occupy designated areas for placing, installing, upgrading, adding, maintaining, repairing and operating the Customer’s equipment. The NC-1 Facility design specifies Tier 3-equivalent with ultra-high-density power to support up to 150 kW per cabinet with fully redundant power distribution and N+1 cooling and a targeted power usage effectiveness (“PUE”) of 1.3 or better.

The initial Service Order provided pursuant to the Services Agreement covers 40 megawatts (“MW”) of information technology load, to be deployed in two 20 MW phases, at the NC-1 Facility and represents an expected $865 million in total contracted revenue over the initial 10-year term, including contractual annual rate escalators and non-recurring installation services. Electricity and certain other costs will be passed through to the Customer. Billing for the initial 20 MW is anticipated to commence on April 30, 2026, with the remaining 20 MW anticipated to commence on May 30, 2026.

Item 7.01. Regulation FD Disclosure.

On December 16, 2025, the Company issued a press release announcing the entry into the Services Agreement. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of applicable securities laws relating to the business of the Company and its subsidiaries. Such statements include, but are not limited to, statements about the Company’s expected contracted revenue and the anticipated timing and deploying of the information technology load. All statements, other than statements of historical fact, included herein are “forward-looking statements.” These forward-looking statements are often identified by the use of forward-looking terminology such as “believes,” “intends,” “expects,” or similar expressions, involving known and unknown risks and uncertainties. These statements are based on current expectations and involve risks and uncertainties that may cause actual results to differ materially. These forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the forward-looking statements contained herein are reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of this Current Report, and the Company disclaims any intention or obligation to update any forward-looking statements as a result of new information, future developments or otherwise occurring after the date of this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release of WhiteFiber, Inc., dated December 18, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITEFIBER, INC.

Date: December 18, 2025	By:	/s/ Sam Tabar
	Name:	Sam Tabar
	Title:	Chief Executive Officer

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